Exhibit 10.1

AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT

THIS AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”) is made as of June 28, 2009, by and between MEXICAN RESTAURANTS, INC., a Texas corporation (the “Borrower”), and WELLS FARGO BANK, N.A., a national banking association (the “Lender”).

WHEREAS, the Borrower and the Lender are parties to a certain Credit Agreement, dated as of June 29, 2007, as amended (the “Credit Agreement”); terms used herein and not otherwise defined are used herein as defined in the Credit Agreement; and

WHEREAS, the Borrower has requested that the Lender amend Sections 1.1, 4.2 and 7.1(c) of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.

1.1           The defined term “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date.  June 29, 2012.”

1.2           The Applicable Margin table set forth in the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Applicable Margin
Pricing Level	Total Leverage Ratio	Commitment Fee	LIBOR Loans	Base Rate Loans	Letter of Credit Fee
I	> 1.5:1.0	0.50%	3.00%	1.00%	3.00%
II	< 1.5:1.0	0.50%	2.75%	0.75%	2.75%

1.3          Section 4.2 of the Credit Agreement is hereby amended to (i) delete “and” at the end of Section 4.2(e); (ii) replace “.” at the end of Section 4.2(f) with “; and”; and (iii) add the following subsection (g) at the end thereof:

“(g)        solely as a condition to any requested Revolving Credit Loan or Letter of Credit to be used to fund Growth Capital Expenditures, after giving effect to all requested Revolving Credit Loans and Letters of Credit on a pro forma basis as of the end of the most recently completed Measurement Period, the Total Leverage Ratio shall not exceed (i) 1.75:1.00 during the period from the Closing Date through the end of the second Fiscal Quarter of Fiscal Year 2009, and (ii) 1.25:1.00 during the third Fiscal Quarter of the Fiscal Year 2009 and all fiscal periods thereafter.”

1.4           Section 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Reserved.”

2.           Conditions to Effectiveness.  The amendments to the Credit Agreement contemplated hereby shall become effective as of the date first written above, provided that (i) the Lender shall have received from the Borrower a counterpart of this Amendment duly executed by the Borrower and (ii) the Borrower shall have paid the attorneys’ fees of the Lender incurred in connection with this Amendment.

3.           Representations.

The Borrower represents and warrants to the Lender, as follows:

(a)           upon giving effect to this Amendment, no Default has occurred and is continuing as of the date hereof;

(b)           the representations and warranties contained in Section V of the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date); and

(c)           the resolutions referred to in Section 4.1 of the Credit Agreement remain in full force and effect on and as of the date hereof.

6.           General.  The foregoing amendments to the Credit Agreement are limited as provided herein and do not extend to any other provisions of the Credit Agreement not specified herein or to any other matter.  The Credit Agreement is ratified and confirmed and shall continue in full force and effect as amended hereby.  This Amendment may be executed in any number of counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

[Signature page follows.]

IN WITNESS WHEREOF, THIS AGREEMENT AND AMENDMENT NO. 3 TO CREDIT AGREEMENT has been executed as a sealed instrument as of the date first written above.

                                        MEXICAN RESTAURANTS, INC.

                                        By:     /s/ Andrew J. Dennard
                                        Name:  Andrew J. Dennard
                                        Title:    Chief Financial Officer

                                        WELLS FARGO BANK, N.A

                                        By:    /s/ Todd Alcantara
                                        Name:  Todd Alcantara
                                        Title:    Vice President